WF&G Draft: 8-15-06

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934




Filed by the Registrant[ ]

Filed by a Party other than the Registrant[x]

Check the appropriate box:

[x]  Preliminary Proxy Statement

[ ]  Confidential for use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             CELEBRATE EXPRESS, INC.
                             -----------------------
                (Name of Registrant as Specified In Its Charter)

                The Celebrate Express Shareholder Value Committee
                         Spencer Capital Management, LLC
                      Spencer Capital Opportunity Fund, LP
                          Spencer Capital Partners, LLC
                 Spencer Capital Offshore Opportunity Fund, Ltd.
                     Spencer Capital Offshore Partners, LLC
                         Thesis Capital Management, LLC
                               Thesis Capital, LP
                       Thesis Capital Master Fund Limited
                        Kenneth H. Shubin Stein, MD, CFA
                              Stephen Roseman, CFA

                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:


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     2) Aggregate number of securities to which transaction applies:


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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4) Proposed maximum aggregate value of transaction:


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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1) Amount Previously Paid:


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     2) Form, Schedule or Registration Statement No.:


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     3) Filing Party:


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     4) Date Filed:


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                             CELEBRATE EXPRESS, INC.

                    ---------------------------------------

                             MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER __, 2006

                    ---------------------------------------

                               PROXY STATEMENT OF

           THE CELEBRATE EXPRESS SHAREHOLDER VALUE COMMITTEE, SPENCER
         CAPITAL MANAGEMENT, LLC, SPENCER CAPITAL OPPORTUNITY FUND, LP,
            SPENCER CAPITAL PARTNERS, LLC, SPENCER CAPITAL OFFSHORE
        OPPORTUNITY FUND, LTD., SPENCER CAPITAL OFFSHORE PARTNERS, LLC,
           THESIS CAPITAL MANAGEMENT, LLC, THESIS CAPITAL, LP, THESIS
         CAPITAL MASTER FUND LIMITED, KENNETH H. SHUBIN STEIN, MD, CFA
                            AND STEPHEN ROSEMAN, CFA

       IN OPPOSITION TO THE BOARD OF DIRECTORS OF CELEBRATE EXPRESS, INC.



                                                                August ___, 2006

To Our Fellow Celebrate Express Shareholders:

     We are furnishing this Proxy Statement to holders of the common stock, par value $0.001 per share ("Common Stock"), of Celebrate Express, Inc., a Washington corporation (the "Company"), in connection with our solicitation of proxies for use at the 2006 Annual Meeting of Shareholders of the Company and at any and all adjournments or postponements thereof (the "Annual Meeting"). The Company has stated that the Annual Meeting will be held at ________________________________, on October __, 2006, at ________ local time, and the board of directors of the Company (the "Board of Directors" or "Board") has fixed August __, 2006, as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting. This Proxy Statement is first being sent or given to shareholders on or about August __, 2006.

     This solicitation is being conducted by The Celebrate Express Shareholder Value Committee (the "Shareholder Value Committee") which consists of Spencer Capital Management, LLC ("SCM"), Spencer Capital Opportunity Fund, LP ("SCF"), Spencer Capital Partners, LLC ("SCP"), Spencer Capital Offshore Opportunity Fund, Ltd. ("SCOF"), Spencer Capital Offshore Partners, LLC ("SCOP"), Thesis Capital Management, LLC ("TCM"), Thesis Capital, LP ("TC"), Thesis Capital Master Fund Limited ("TCMF") and Kenneth H. Shubin Stein, MD, CFA ("Dr. Shubin Stein") and Stephen Roseman, CFA ("Mr. Roseman"). The members of the Shareholder Value Committee collectively beneficially own 1,495,396 shares of Common Stock, or approximately 19.2% of the outstanding Common Stock based on the number of shares reported by the Company as outstanding as of March 31, 2006. This 19.2% of the outstanding Common Stock is owned by the members of the Shareholder Value Committee as follows: Dr. Shubin Stein and SCM beneficially own 1,200,697 shares, or 15.5%, of which SCF and SCP beneficially own 718,995 shares, or 9.3%, and SCOF and SCOP beneficially own 481,702 shares, or 6.2%; and Mr. Roseman and TCM beneficially own 294,699 shares, or 3.8%, of which TC beneficially owns 54,008 shares, or 0.7%, and TCMF beneficially owns 240,691 shares, or 3.1%.

     As more fully discussed below, we are soliciting proxies to be used at the Annual Meeting for the following actions:

     (1) The election of Dr. Shubin Stein, Mr. Roseman and Mr. Matthew C. Diamond as directors of the Company (collectively, the "Shareholder Value Committee Nominees"); and

     (2) To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

     Based on the Company's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Shareholder Value Committee believes that the Board consists of seven directors, with one Board seat vacant. At the Annual Meeting, the terms of two of the Company's directors will expire. In addition, because Kevin Green was recently added to the Board to fill one of two Board vacancies that existed at the time, Mr. Green will be required to stand for re-election to the Board at the Annual Meeting in accordance with the Washington Business Corporation Act and the Company's bylaws. If the Company chooses to fill the remaining vacancy on the Board prior to or at the Annual Meeting, or if additional directors are otherwise to be elected at the Annual Meeting (whether by virtue of an expansion of the Board or otherwise), the Filers intend to nominate a candidate for any such additional director to be elected at the Annual Meeting. The Shareholder Value Committee may, under the circumstances described in this Proxy Statement under the caption "REASONS FOR THIS SOLICITATION" and "MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING," nominate additional individuals to serve as directors of the Company.

     We urge you to elect the Shareholder Value Committee Nominees to the Board of Directors because we strongly believe that the Board of Directors should immediately commence consideration of strategic alternatives available to it, including a possible sale of the Company. In addition, we believe that election of new members to the Board would be beneficial to the Company and its shareholders. Among other things, electing the Shareholder Value Committee Nominees should provide a new voice and fresh perspective on the Board. We believe that the Board of Directors should include representatives of significant shareholders who can present shareholders' perspective on management direction and generally bring focus to the maximization of value for the benefit of shareholders. Accordingly, we urge you to sign and date the WHITE proxy card supplied by the Shareholder Value Committee and return it in the enclosed postage-paid envelope whether or not you attend the meeting in order to vote (A) "FOR" the election of Kenneth H. Shubin Stein, Stephen Roseman and Matthew C. Diamond to the Board of Directors, and (B) "FOR" the ratification of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

     If your shares are held in the name of a brokerage firm, bank or nominee, only that entity can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the WHITE proxy card on your behalf.

     YOUR VOTE IS IMPORTANT. If you agree with the reasons for the Shareholder Value Committee's solicitation set forth in this Proxy Statement and believe that the election of the Shareholder Value Committee Nominees to the Board of Directors can make a difference, please vote for the election of the Shareholder Value Committee Nominees, no matter how many or how few shares you own.

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     THE SHAREHOLDER VALUE COMMITTEE URGES YOU NOT TO SIGN ANY PROXY CARD THAT
IS SENT TO YOU BY THE COMPANY, EVEN AS A FORM OF PROTEST. By executing the WHITE proxy card, you will authorize us to vote FOR the election of the three Shareholder Value Committee Nominees. If you have already signed a proxy card sent to you by the Company, you may revoke that proxy at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Annual Meeting in person.

                           Thank you for your support.

                  On behalf of the Shareholder Value Committee,

                                   Sincerely,



          Kenneth H. Shubin Stein                    Stephen Roseman



--------------------------------------------------------------------------------
     IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING THE WHITE PROXY
                                      CARD
    OR NEED ADDITIONAL COPIES OF OUR PROXY MATERIALS, PLEASE CALL OUR PROXY
                                   SOLICITOR:

                              D.F. KING & CO., INC.

                                 48 Wall Street
                               New York, NY 10005
                           Toll Free: 1 (800) 735-3591
                 Banks and Brokers Call Collect: (212) 269-5550

--------------------------------------------------------------------------------

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                                     GENERAL

     Based on the Company's filings under the Exchange Act, the Shareholder Value Committee believes that the Board consists of seven directors, with one Board seat vacant. At the Annual Meeting, the terms of two of the Company's directors will expire. In addition, because Kevin Green was recently added to the Board to fill one of two Board vacancies that existed at the time, Mr. Green will be required to stand for re-election to the Board at the Annual Meeting in accordance with the Washington Business Corporation Act and the Company's bylaws. If the Company chooses to fill the remaining vacancy on the Board prior to or at the Annual Meeting, or if additional directors are otherwise to be elected at the Annual Meeting (whether by virtue of an expansion of the Board or otherwise), the Filers intend to nominate a candidate for any such additional director to be elected at the Annual Meeting.

     We are currently seeking your proxy for the election to the Board of Directors of three individuals - Dr. Kenneth H. Shubin Stein, Mr. Stephen Roseman and Mr. Matthew C. Diamond. Under the circumstances described above, we may seek your proxy for the election of additional individuals to the Board of Directors in addition to the Shareholder Value Committee Nominees.

     For information concerning voting procedures at the Annual Meeting, see "Voting and Proxy Procedures."


                         BACKGROUND OF THIS SOLICITATION

     On June 22, 2006, Dr. Shubin Stein and SCM publicly disclosed in a Schedule 13D filing with the United States Securities and Exchange Commission (the "SEC") that they had acquired beneficial ownership of 13.4% of the Common Stock through purchases of shares on behalf of SCF and SCOF. Subsequently, on June 26, 2006, Dr. Shubin Stein and Mr. Roseman met with representatives of the Company to discuss with the Company their respective interests in the Company. At the meeting, Dr. Shubin Stein requested that SCM be given representation on the Board of Directors, and following the meeting the Company requested, as an initial step, that Dr. Shubin Stein provide to the Company, for each of SCM's nominees, all of the information required of a nominee by the SEC's proxy rules, together with additional biographical information and a statement as to the qualifications of each nominee.

     On June 29, 2006, Dr. Shubin Stein and Mr. Roseman agreed to jointly propose Dr. Shubin Stein and Mr. Roseman as nominees for appointment or election to the Board of Directors. Subsequent to this decision to act together to obtain representation on the Board, Dr. Shubin Stein and Mr. Roseman had conversations with members of the Board about the possibility of obtaining Board representation. The Company promptly rejected the proposal that both Dr. Shubin Stein and Mr. Roseman be added to the Board but stated that it would consider providing a single Board seat for Dr. Shubin Stein.

     In the interest of obtaining Board representation without resorting to an election contest, Dr. Shubin Stein and Mr. Roseman pursued the possibility, as suggested by the Company, that only Dr. Shubin Stein might be added to the Board of Directors. However, during the course of the ensuing discussions between Dr. Shubin Stein and the Company, the Board took a number of unilateral steps that the Shareholder Value Committee believes were directly aimed at limiting shareholders' rights and therefore are not in the best interests of the Company's shareholders:

       o On July 11, 2006, the Company disclosed that the Board had adopted a bylaw amendment requiring shareholders wishing to propose Board nominees at the Annual Meeting to provide to the Company a substantial body of information no later than Sunday, August 4, 2006. Any failure to provide all of this information by the Board's deadline could result in an inability to propose the nominees at the Annual Meeting. In addition, the bylaw amendment requires any person wishing to propose Board nominees at the Annual Meeting to divulge to the Company the extent of his intended solicitation activities and prohibits a solicitation that does not conform to that intent, even if the person soliciting changes his mind in good faith due to changed circumstances.

       o On July 19, 2006, the Board amended the Company's bylaws to make it harder for shareholders to amend the bylaws by increasing the approval requirement from a majority to 66-2/3% of the outstanding Common Stock. The power of the Board to amend the bylaws by majority vote remained unchanged.

       o Also on July 19, 2006, the Board amended the Company's bylaws to eliminate the right of a director to call a special meeting of the Board. The effect of this bylaw amendment, adopted while Dr. Shubin Stein was discussing with the Company the possibility of joining the Board, would be to deny Dr. Shubin Stein or any other Shareholder Value Committee Nominee the right to call special Board meetings to discuss matters of importance to the Company's shareholders.

       o On July 25, 2006, the Board implemented a poison pill. Among other things, the Company's poison pill effectively prevents other significant shareholders from joining the Shareholder Value Committee and working in concert with it in connection with the shareholder vote at the Annual Meeting. As such, the poison pill, implemented in the face of a possible election contest, works to entrench incumbent directors by limiting democratic shareholder efforts to unseat directors at the Annual Meeting.

     In late July 2006, with the early-August deadline looming for submitting a nomination notice under the Board's bylaw amendment that had only been announced on July 11, 2006, Dr. Shubin Stein was advised by a member of the Board that the Company's nominating committee would not at that time recommend him for a seat on the Board, but would continue to consider his possible nomination to the Board for an unspecified period of time. By this point, based principally on the Board's handling of his and Mr. Roseman's consideration as possible Board members and the Board's adoption of measures aimed at limiting shareholder rights, Dr. Shubin Stein had become convinced that significant shareholders would require even greater Board representation than he had previously requested in order to influence the Company's strategic direction in a meaningful way.

     On August 1, 2006, Dr. Shubin Stein and Mr. Roseman and their respective affiliates formed the Shareholder Value Committee, and the Shareholder Value Committee sent to the Company the extensive nomination notice required under the bylaw amendment adopted by the Board and publicly disclosed by the Company just three weeks before.

     On August 7, 2006, the Shareholder Value Committee wrote a letter to the Company's shareholders, which it issued as a press release and mailed. In the letter, the Shareholder Value Committee wrote the following about its intentions as to the future of the Company:

     If elected, our nominees will push to establish a Board committee to consider and pursue strategic alternatives for the Company, including a possible sale of the Company. We believe this is a necessary step toward maximizing value for all shareholders, and a process that should be undertaken immediately. However, even if the Board heeds our call for an immediate process of exploring strategic alternatives, we believe additional shareholder representatives must be added to the Board. We think that a strategic alternatives process would benefit greatly both from the input of our nominees and from the mandate that the election of our nominees would represent. We hope you will support us in this endeavor.

     Subsequent to the issuance of the Shareholder Value Committee's letter to Company shareholders, a representative of the Board contacted Dr. Shubin Stein to engage in discussions that could lead to a possible settlement that would avoid an election contest. In those discussions, the Board's representative offered Dr. Shubin Stein two seats on a Board that would consist of seven directors and reimbursement of Dr. Shubin Stein's expenses in connection with his efforts to obtain Board representation. Dr. Shubin Stein rejected this proposal and on August 10, 2006 proposed instead that a settlement would include: (1) a Board to consist of seven directors, who would be the three Company directors not up for election at the Annual Meeting, Kevin Green, the Company's chief executive officer, and the three Shareholder Value Committee Nominees; (2) establishment of a committee of the Board to explore strategic alternatives for the Company, including a possible sale of the Company, which committee would consist of Dr. Shubin Stein (as chairman), Mr. Roseman and Keith Crandell, one of the continuing directors; (3) elimination of the Company's newly-adopted poison pill; and (4) reimbursement of expenses in connection with the efforts by members of the Shareholder Value Committee to obtain Board representation, up to a cap that was tentatively suggested to be $200,000.


                          REASONS FOR THIS SOLICITATION

     Over the last several months, members of the Shareholder Value Committee have had numerous discussions with Company management and Board members about the direction of the Company. In those discussions, members of the Shareholder Value Committee requested two Board seats in order to provide to the Board, on an ongoing basis, perspectives that would benefit all shareholders equally. Despite the fact that members of the Shareholder Value Committee owned almost one-fifth of the Company's stock, this request was rejected, as was a suggestion by a current member of the Board that the Shareholder Value Committee be given just a single Board seat.

     The Shareholder Value Committee is now convinced, particularly in light of the Board's recent actions aimed at limiting shareholder rights, that shareholders must have even greater Board representation than previously requested in order to influence the Company's strategic direction in a meaningful way. The Shareholder Value Committee is therefore soliciting in favor of three nominees, one for each Board seat that will come up for election at the Annual Meeting.

     If elected, the Shareholder Value Committee Nominees will push to establish a Board committee to consider and pursue strategic alternatives for the Company, including a possible sale of the Company. The Shareholder Value Committee believes this is a necessary step toward maximizing value for all shareholders, and a process that should be undertaken immediately. However, even if the Board heeds the call for an immediate process of exploring strategic alternatives, the Shareholder Value Committee believes additional shareholder representatives must be added to the Board because it believes that a strategic alternatives process would benefit greatly both from the input of the Shareholder Value Committee Nominees and from the mandate that the election of those nominees would represent.

     The Shareholder Value Committee Nominees will not constitute a majority of the Board if they are elected and, therefore, even if they determine to vote together on a particular measure, will not be able to adopt that measure without the support of one or more other members of the Board. Accordingly, the Shareholder Value Committee Nominees, if elected, will not by themselves be able to establish a committee to pursue strategic alternatives for the Company. However, if the Shareholder Value Committee Nominees determine to vote together on a particular measure, they would represent a substantial block and, as three of six directors, could prevent the other members of the Board from achieving a majority vote.

     Under Washington corporate law, the Board of Directors is charged with the management of the Company, including determining its strategic direction. The Shareholder Value Committee believes, therefore, that if the Shareholder Value Committee Nominees are elected, they would be in a position as directors of the Company to influence the strategic direction of the Company by bringing to the Board the perspective of a significant shareholder. As members of the Board of Directors, the Shareholder Value Committee Nominees would be able to present initiatives to the entire Board of Directors (including proposals relating to the exploration of strategic alternatives), actively participate in Board discussions and argue in support of positions that they believe would benefit the Company's shareholders. If elected, the Shareholder Value Committee Nominees would have greater access to Company information and management, which would allow them to be more effective advocates in favor of these positions. The Shareholder Value Committee Nominees believe that the other directors of the Company will, in the discharge of their fiduciary duties under Washington law, consider all reasonable proposals to enhance shareholder value by exploring these proposals and acting on them if they determine that such proposals are in the best interests of the Company's shareholders.

     Depending on the responsiveness of the Board to any proposals or initiatives presented by the Shareholder Value Committee Nominees, the Shareholder Value Committee may seek to nominate additional directors to the Board of Directors at the 2007 annual meeting if the Shareholder Value Committee believes that additional representation on the Board would make their efforts more effective.

     The Shareholder Value Committee Nominees do not anticipate that they will have any conflicts of interest with respect to the Company, if elected, and recognize their fiduciary duty obligations to all shareholders. None of the Shareholder Value Committee Nominees has any contract, arrangement or understanding with the Company, and no other direct financial interest concerning the Company, other than through the beneficial ownership of stock of the Company by the Shareholder Value Committee members and the Shareholder Value Committee Nominees disclosed in this Proxy Statement.

     THE SHAREHOLDER VALUE COMMITTEE RECOMMENDS A VOTE FOR THE ELECTION OF THE SHAREHOLDER VALUE COMMITTEE NOMINEES BECAUSE THEY BELIEVE THAT THE SHAREHOLDER VALUE COMMITTEE NOMINEES WOULD CONTRIBUTE TO THE CREATION OF SHAREHOLDER VALUE.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal 1:  Election of Directors

     Based on the Company's filings under the Exchange Act, the Shareholder Value Committee believes that the Board consists of seven directors, with one Board seat vacant. At the Annual Meeting, the terms of two of the Company's directors will expire. In addition, because Kevin Green was recently added to the Board to fill one of two Board vacancies that existed at the time, Mr. Green will be required to stand for re-election to the Board at the Annual Meeting in accordance with the Washington Business Corporation Act and the Company's bylaws.

     We are seeking your proxy for the election to the Board of Directors of three individuals - Dr. Kenneth H. Shubin Stein, Stephen Roseman and Matthew C. Diamond. Each of the Shareholder Value Committee Nominees has consented to being named as a nominee in this Proxy Statement. The Shareholder Value Committee does not expect that any of the Shareholder Value Committee Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Shareholder Value Committee Nominees should occur unexpectedly, the shares of Common Stock represented by the WHITE proxy card will be voted for a substitute candidate selected by the Shareholder Value Committee.

     If the Shareholder Value Committee determines to add nominees because the Company increases the number of directors to be elected at the Annual Meeting subsequent to the date of this Proxy Statement, the Shareholder Value Committee will supplement this Proxy Statement. If, however, the Company does not leave reasonable time before the Annual Meeting to supplement this Proxy Statement, the Shareholder Value Committee reserves the right to nominate additional nominees and to use the discretionary authority granted by the proxies it is soliciting to vote for such additional nominees or to seek judicial relief. Similarly, if the Company decreases the number of directors to be elected at the Annual Meeting, the Shareholder Value Committee will (i) supplement this Proxy Statement if there is a reasonable period of time to do so before the Annual Meeting, (ii) nominate fewer nominees at the Annual Meeting and vote the WHITE proxy cards in favor of the remaining Shareholder Value Committee Nominees, and/or (iii) seek judicial relief.

Biographical Information Regarding the Shareholder Value Committee Nominees

     The following information concerning age, principal occupation and business experience during the last five years, and current directorships has been furnished to the Shareholder Value Committee by the Shareholder Value Committee Nominees, each of whom has confirmed his willingness to serve on the Board of Directors if elected.

     Kenneth H. Shubin Stein, MD, CFA, age 37, is the founder of Spencer Capital Management, LLC, an investment management firm that serves as the investment adviser of SCF and SCOF. Dr. Shubin Stein also serves as portfolio manager of Columbia Avenue Capital LLC, a pooled investment vehicle. He was a portfolio manager at Promethean Investment Group LLC from September 2001 to December 2002, and an Orthopedic Resident at Mount Sinai Hospital from June 2000 until August 2001. He is a graduate of the Albert Einstein College of Medicine and graduated from Columbia College with dual concentrations in Premedical Studies and Political Science. Dr. Shubin Stein is also a holder of the Chartered Financial Analyst Designation.

     Stephen Roseman, CFA, age 36, is the founder of TCM, an investment management firm that serves as the investment manager of TC, TCMF, Thesis Capital Domestic, LP and Thesis Capital Offshore Limited. Prior to founding TCM, Mr. Roseman was a Portfolio Manager at Kern Capital

Management from 2003 to 2005, where he managed the consumer, retail, and business services portfolio. Mr. Roseman's previous professional experience includes OppenheimerFunds, Inc. (1997 to 2003): Senior Equity Analyst with responsibility for investments in all of the consumer, financials, energy and industrial sectors for the Discovery Fund; PaineWebber (1996 to 1997): Account Executive focusing on fixed income cash management tools for corporate clients; Sperry Van Ness (1996): Associate, Industrial Real Estate Advisory and Brokerage. Mr. Roseman received an M.B.A. from Fordham University Graduate School of Business Administration and a B.A. from Arizona State University. He is also a holder of the Chartered Financial Analyst Designation. In addition to his financial experience, Mr. Roseman has extensive operating experience in consumer discretionary verticals including jewelry, apparel, and fine art. He also serves on the board of the Fordham GBA Alumni Association.

     Matthew C. Diamond, age 37, is the Co-founder of Alloy, Inc. ("Alloy"), a Nasdaq listed company and a pioneer in nontraditional marketing services targeting the young adult market, of which Mr. Diamond is now the Chairman, CEO and Treasurer. Mr. Diamond received his MBA from the Harvard Graduate School of Business in 1996 and his BA in International Studies and Economics from the University of North Carolina at Chapel Hill in 1991. Prior to founding Alloy, Mr. Diamond held positions in the Finance and Operations groups at the General Electric Company, also spending time at the company's Tokyo, Japan offices (from 1992 to 1994). Additionally, since 2001 Mr. Diamond is a board member of Genesco, Inc., a NYSE listed and Nashville-based specialty retailer, as well as Chairman of Genesco's Compensation Committee and a member of the Finance Committee. Mr. Diamond has also agreed to serve as a board member of Do Something Inc., a New York City based non-profit, beginning in October 2006.

     If elected, each Shareholder Value Committee Nominee would receive such directors' fees as may be payable by the Company in accordance with its practice at the time. Except as described below, there are no understandings or arrangements between the Shareholder Value Committee Nominees or any other person pursuant to which the nominations are to be made by the Shareholder Value Committee.

     Dr. Shubin Stein has contractual rights to indemnification from SCM and certain related entities, including SCF and SCOF. SCM and certain related entities, including SCF and SCOF, may reimburse the reasonable expenses of Dr. Shubin Stein incurred as a Shareholder Value Committee Nominee.

     Mr. Roseman has contractual rights to indemnification from TCM and certain related entities, including TC and TCMF. TCM and certain related entities, including TC and TCF, may reimburse the reasonable expenses of Mr. Roseman incurred as a Shareholder Value Committee Nominee.

     SCM, SCF, SCP, SCOF, SCOP, TCM, TC and TCMF (together, the "Indemnitors") will jointly and severally indemnify Mr. Diamond, to the extent he is not indemnified by the Company, to the fullest extent permitted by law, with respect to all fees and expenses incurred in connection with claims arising out of or relating to his running for election to, or serving on, the Company's Board of Directors and losses or damages resulting from any such claims. The Indemnitors have agreed to advance all expenses incurred by Mr. Diamond.

     Additional information concerning the participants (as such term is defined in Instruction 3 to Item 4 of Schedule 14A under the Securities Exchange Act) in this solicitation is set forth in Appendix A to this Proxy Statement.

Proposal 2:  Ratification of Appointment of Grant Thornton

     [According to the Company Proxy Statement, the Company is soliciting proxies for the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2007. Please refer to the Company Proxy Statement for a detailed discussion of this proposal, including various arguments in favor of and against such proposal.] We urge you to vote on the WHITE proxy card FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2007. If you do not indicate any voting instruction, we will vote the WHITE proxy card FOR this proposal.

                INFORMATION ABOUT THE SHAREHOLDER VALUE COMMITTEE

     Dr. Shubin Stein is the controlling person of SCM, SCF, SCP, SCOF and SCOP and a portfolio manager for certain investment funds. SCM, a Delaware limited liability company ("SCM"), is an investment management firm and is the investment adviser of SCF and SCOF. SCF, a Delaware limited partnership, is a Delaware private investment partnership. SCP, a Delaware limited liability company, serves as the general partner of SCF. SCOF is a Cayman Islands exempted company which invests in securities. SCOP, a Delaware limited liability company, serves as the management company of SCOF.

     Dr. Shubin Stein's business address is 1995 Broadway, Suite 1801, New York, New York 10023. The address of SCM, SCF, SCP and SCOP's principal business and principal office is 1995 Broadway, Suite 1801, New York, New York 10023. The address of SCOF's principal business and principal office is c/o Walkers SPV Ltd., P.O. Box 908 GT, Walkers House, Mary Street, George Town, Cayman Islands.

     Mr. Roseman is the sole Manager of both TCM and Thesis Capital Advisors, LLC, a Delaware limited liability company which is the general partner of TC. TCM is an investment management firm and is the investment manager of TC and TCMF. TC is a private investment partnership managed by TCM. TCMF is a Cayman Islands exempted company which invests in securities and is managed by TCM. TCMF's investors include Thesis Capital Domestic, LP, a Delaware limited partnership, and Thesis Capital Offshore Limited, a Cayman Islands exempted company, both managed by TCM.

     Mr. Roseman's business address is 60 E. 42nd St., Suite 1245, The Lincoln Building, New York, NY 10165. The address of TCM and TC's principal business and principal office is 60 E. 42nd St., Suite 1245, The Lincoln Building, New York, NY 10165. The address of TCMF's principal business and principal offices is c/o Goldman Sachs (Cayman) Trust, 2nd Floor, Harbour Centre, P.O. Box 896 GT, Grand Cayman, Cayman Islands.

     In the aggregate, the members of the Shareholder Value Committee beneficially own 1,495,396 shares of Common Stock, representing approximately 19.2% of the 7,759,821 shares of Common Stock were outstanding as of March 31, 2006, as represented by the Company in its Quarterly Report on Form 10-Q filed with the SEC on April 13, 2006.

     Additional information concerning transactions in securities of the Company effected during the past two years by the Shareholder Value Committee members and the Shareholder Value Committee Nominees is set forth in Appendix C to this Proxy Statement.

                             SOLICITATION; EXPENSES

     Proxies may be solicited by mail, advertisement, telephone, facsimile, telegraph, email and personal solicitation by the Shareholder Value Committee and by the Shareholder Value Committee Nominees. No additional compensation will be paid to the Shareholder Value Committee or to the Shareholder Value Committee Nominees for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Shareholder Value Committee's solicitation material to their customers for whom they hold shares, and the Shareholder Value Committee will reimburse them for their reasonable out-of-pocket expenses.

     On behalf of the Shareholder Value Committee, SCM has retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies and to act as an advisor and consultant in connection with the solicitation of proxies. The Shareholder Value Committee will pay D.F. King an estimated fee of up to $75,000 and $5 for each completed telephone contact in connection with the solicitation and have agreed to reimburse it for its reasonable out-of-pocket expenses. Approximately 30 to 50 persons will be used by

D.F. King in its solicitation efforts. Pursuant to the terms of the agreement with D.F. King, SCM will indemnify D.F. King and its officers, directors and employees, from any and all losses incurred by D.F. King in connection with the solicitation of the proxies for the Annual Meeting.

     The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Shareholder Value Committee. The members of the Shareholder Value Committee have agreed that these expenses will be borne by the investment funds that directly hold shares of Common Stock, proportionately in relation to their respective Common Stock holdings.

     The Shareholder Value Committee estimates that the total expenditures relating to its proxy solicitation incurred by the Shareholder Value Committee will be approximately $500,000, approximately $125,000 of which has been incurred to date.

                           VOTING AND PROXY PROCEDURES

     The Shareholder Value Committee believes that it is in the best interest of the Company's shareholders to elect the Shareholder Value Committee Nominees at the Annual Meeting. We believe that the Board of Directors should include representatives of significant shareholders who can present shareholders' perspective on management direction and bring focus to the maximization of value for the benefit of shareholders. There can be no assurance that the election of the Shareholder Value Committee Nominees will maximize shareholder value. THE SHAREHOLDER VALUE COMMITTEE RECOMMENDS A VOTE FOR THE ELECTION OF THE SHAREHOLDER VALUE COMMITTEE NOMINEES BECAUSE THE SHAREHOLDER VALUE COMMITTEE BELIEVES THAT THE SHAREHOLDER VALUE COMMITTEE NOMINEES WOULD CONTRIBUTE TO THE CREATION OF SHAREHOLDER VALUE.

How do I vote by proxy?

     For the proxy solicited hereby to be voted, the WHITE proxy card to be supplied by the Shareholder Value Committee Nominees must be signed, dated and returned to the Shareholder Value Committee Nominees, c/o D.F. King in the enclosed postage-paid envelope in time to be voted at the Annual Meeting. If you wish to vote for the Shareholder Value Committee Nominees, you must submit the WHITE proxy card supplied by the Shareholder Value Committee and must NOT submit the Company's proxy card.

What if I am not the record holder of my shares?

     If your shares are held in the name of a brokerage firm, bank or nominee, only that entity can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute on your behalf the WHITE proxy card.

If I plan to attend the Annual Meeting, should I still submit a WHITE proxy?

     Whether or not you plan to attend the Annual Meeting, we urge you to submit a WHITE proxy. Returning the enclosed proxy card will not affect your right to attend and vote at the Annual Meeting.

What if I want to revoke my proxy?

     Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

What should I do if I receive a proxy card solicited by the Company?

     If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.

     If you have already sent a proxy card to the Company, you may revoke it and provide your support to the Shareholder Value Committee Nominees by signing, dating and returning the enclosed WHITE proxy card.

Who can vote?

     The Board of Directors has established August __, 2006 as the record date for the Annual Meeting (the "Record Date"). Only holders of record of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. If you are a shareholder of record on the Record Date, you will retain the voting, rights in connection with the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.

What is the required quorum?

     According to the Company's bylaws, the holders of a majority of shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitute a quorum.

What vote is required to elect the Shareholder Value Committee Nominees?

     Based on the Company Proxy Statement:

       o the three nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected to the Board of Directors; and

       o abstentions and broker non-votes will be counted as "present" when determining whether there is a quorum, but will not be counted toward a nominee's attainment of a plurality.

How will my shares be voted?

     Shares of Common Stock represented by a valid, unrevoked WHITE proxy card will be voted in accordance with the recommendations made in this Proxy Statement unless you otherwise indicate on the proxy card. Except as set forth in this Proxy Statement, the Shareholder Value Committee is not aware of any other matter to be considered at the Annual Meeting. However, if the Shareholder Value Committee learns of any other proposals made at a reasonable time before the Annual Meeting, the Shareholder Value Committee will either supplement this Proxy Statement and provide an opportunity to shareholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto.

If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Shareholder Value Committee will vote such proxies in their discretion.

                          INFORMATION ABOUT THE COMPANY

     Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 11220 120th Ave. NE, Kirkland, WA 98033.

     Appendix B to this Proxy Statement sets forth information obtained from the Company's public filings related to the beneficial ownership of shares of Common Stock.

     Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Shareholder Value Committee does not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Shareholder Value Committee, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

                                  OTHER MATTERS

     Except as set forth in this Proxy Statement, the Shareholder Value Committee is not aware of any other matter to be considered at the Annual Meeting. However, if the Shareholder Value Committee learns of any other proposals made at a reasonable time before the Annual Meeting, the Shareholder Value Committee will either supplement this Proxy Statement and provide an opportunity to shareholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Shareholder Value Committee will vote such proxies in their discretion.


                    The Celebrate Express Shareholder Value Committee Spencer Capital Management, LLC
                    Spencer Capital Opportunity Fund, LP
                    Spencer Capital Partners, LLC
                    Spencer Capital Offshore Opportunity Fund, Ltd. Spencer Capital Offshore Partners, LLC
                    Thesis Capital Management, LLC
                    Thesis Capital, LP
                    Thesis Capital Master Fund Limited
                    Kenneth H. Shubin Stein, MD, CFA
                    Stephen Roseman, CFA

                                 August __, 2006

                                                                      Appendix A

          INFORMATION CONCERNING PARTICIPANTS IN THE PROXY SOLICITATION

     The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of August __, 2006 by each of (i) the Shareholder Value Committee members and (ii) the Shareholder Value Committee Nominees:


                                        Class, Number of
                                       Shares of Capital
                                       Stock Beneficially
                                      Owned and Nature of
Name and Address of Beneficial Owner  Beneficial Ownership  Percent of Class(1)
------------------------------------  --------------------  -------------------

The Celebrate Express Shareholder        Common Stock
Value Committee                              0(2)                  0.0%

Kenneth H. Shubin Stein, MD, CFA         Common Stock
c/o Spencer Capital Management, LLC   1,200,697(3)(4)(12)         15.5%
1995 Broadway, Suite 1801
New York, New York 10023

Spencer Capital Management, LLC          Common Stock
1995 Broadway, Suite 1801             1,200,697(3)(5)(12)         15.5%
New York, New York 10023

Spencer Capital Opportunity Fund, LP     Common Stock
1995 Broadway, Suite 1801              718,995(3)(6)(12)           9.3%
New York, New York 10023

Spencer Capital Partners, LLC            Common Stock
1995 Broadway, Suite 1801              718,995(3)(6)(12)           9.3%
New York, New York 10023

Spencer Capital Offshore Opportunity     Common Stock
Fund, Ltd.                             481,702(3)(7)(12)           6.2%
c/o Walkers SPV Ltd.
P.O. Box 908GT
Walkers House
Mary Street
George Town, Cayman Islands

Spencer Capital Offshore Partners, LLC   Common Stock
1995 Broadway, Suite 1801              481,702(3)(7)(12)           6.2%

                                        Class, Number of
                                       Shares of Capital
                                       Stock Beneficially
                                      Owned and Nature of
Name and Address of Beneficial Owner  Beneficial Ownership  Percent of Class(1)
------------------------------------  --------------------  -------------------
New York, New York 10023

Matthew C. Diamond                       Common Stock
151 West 26th St., 11th Floor                0(8)                   0.0%
New York, NY 10001

Stephen Roseman                          Common Stock
c/o Thesis Capital Management, LLC     294,699(9)(10)(12)           3.8%
60 E. 42nd St., Suite 1245
The Lincoln Building
New York, NY 10165

Thesis Capital Management, LLC           Common Stock
60 E. 42nd St., Suite 1245             294,699(9)(11)(12)           3.8%
The Lincoln Building
New York, NY 10165

Thesis Capital, LP                        Common Stock
60 E. 42nd St., Suite 1245                54,008(9)(12)             0.7%
The Lincoln Building
New York, NY 10165

Thesis Capital Master Fund Limited        Common Stock
c/o Goldman Sachs (Cayman) Trust, 2nd    240,691(9)(12)             3.1%
Floor,
Harbour Ctr., PO Box 896 GTI
Grand Cayman, Cayman Islands 78384


Notes to Ownership Table:

(1) The percentages of the outstanding Common Stock were calculated on the basis that 7,759,821 shares of Common Stock were outstanding as of March 31, 2006, as represented by the Company in its Quarterly Report on Form 10-Q filed with the SEC on April 13, 2006.

(2) The Celebrate Express Shareholder Value Committee was formed and has no business other than in connection with the election of the Nominees at the 2006 Annual Meeting.

(3) Spencer Capital Management, LLC, a Delaware limited liability company ("SCM"), is an investment management firm and is the investment adviser of Spencer Capital Opportunity Fund ("SCF"), a Delaware limited partnership, and Spencer Capital Offshore Opportunity Fund, Ltd., a Cayman Islands exempted company ("SCOF"). SCF is a private investment partnership. Spencer Capital Partners, LLC, a Delaware limited liability company ("SCP"), serves as the general partner of SCF. SCOF is a Cayman Islands exempted company which invests in securities. Spencer Capital Offshore Partners, LLC, a Delaware limited liability company ("SCOP"), serves as the investment adviser of SCOF. Kenneth H. Shubin Stein, MD, CFA ("Dr. Shubin Stein", and together with SCM, SCF, SCP, SCOF and SCOP, collectively the "Spencer Capital Members"), is the controlling person of SCM, SCF, SCP, SCOF and SCOP. As of the date hereof, (i) SCF owns 718,995 shares of Common Stock, and (ii) SCOF owns 481,702 shares of Common Stock.

(4) Dr. Shubin Stein may be deemed to be the beneficial owner of 1,200,697 shares of Common Stock because he is the controlling person of SCM, SCF, SCP, SCOF and SCOP.

(5) SCM may be deemed to be the beneficial owner of 1,200,697 shares of Common Stock because it is the investment adviser of SCF and SCOF.

(6) SCP may be deemed to be the beneficial owners of 718,995 shares of Common Stock. because it is the general partner of SCF.

(7) SCOP may be deemed to be the beneficial owners of 481,702 shares of Common Stock because it is the management company of SCOF.

(8)  Mr. Diamond does not beneficially own any shares of Common Stock.

(9) Thesis Capital Management, LLC, a Delaware limited liability company ("TCM"), is an investment management firm and is the investment manager of Thesis Capital, LP, a Delaware limited partnership ("TC"), and Thesis Capital Master Fund Limited, a Cayman Islands exempted company ("TCMF"). TC is a private investment partnership managed by TCM. TCMF is a Cayman Islands exempted company which invests in securities. Stephen Roseman, CFA ("Mr. Roseman", and together with TCM, TC and TCMF, collectively the "Thesis Capital Members"), is the sole Manager of both TCM and Thesis Capital Advisors, LLC, a Delaware limited liability company which is the general partner of TC. As of the date hereof, (i) TC owns 54,008 shares of Common Stock, and (ii) TCMF owns 240,691 shares of Common Stock.

(10) Mr. Roseman may be deemed to be the beneficial owner of 294,699 shares of Common Stock because he is the controlling person of TCM.

(11) TCM may be deemed to be the beneficial owner of 294,699 shares of Common Stock because it is the investment manager of TC and TCMF.

(12) As a result of their determination to work together as disclosed in Item 4 of Schedule 13D, as amended, the Spencer Capital Members and Thesis Capital Members may be deemed a "group" under the Exchange Act and, accordingly, each may be deemed to beneficially own the shares of the Common Stock beneficially owned by the others. Each of the Spencer Capital Members disclaims beneficial ownership of the Common Stock held by the Thesis Capital Members and any pecuniary interest therein, and each of the Thesis Members disclaims beneficial ownership of the Common Stock held by each of the Spencer Capital Members and any pecuniary interest therein.

                          ----------------------------

     Except as set forth in this Proxy Statement, in the Appendices hereto or filings of the Spencer Capital Members or Thesis Capital Members pursuant to
Section 13 of the Exchange Act, to the best knowledge of the Spencer Capital Members or Thesis Capital Members, none of the Spencer Capital Members or Thesis Capital Members, any of the persons participating in this solicitation on behalf of the Spencer Capital Members or Thesis Capital Members, any of the Shareholder Value Committee Nominees nor any associate of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year, (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party or (viii) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000. In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Spencer Capital Members or Thesis Capital Members, none of the Spencer Capital Members or Thesis Capital Members, any of the persons participating in this solicitation on behalf of the Spencer Capital Members or Thesis Capital Members, any of the Shareholder Value Committee Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company's last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

     None of the corporations or organizations in which any of the Shareholder Value Committee Nominees has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and none of the Shareholder Value Committee Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

     To the knowledge of the Shareholder Value Committee Nominees, there are no material proceedings to which any Shareholder Value Committee Nominee, or any of their associates, is a party adverse to the Company or any of its subsidiaries, or in which either of the Shareholder Value Committee Nominees or any of their associates has a material interest adverse to the Company or any of its subsidiaries.

     During the past five years and, with respect to (b) below, during the past ten years:

     (a) No petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of, any Shareholder Value Committee Nominee, or any partnership in which any Shareholder Value Committee Nominee was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (b) No Shareholder Value Committee Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (c) No Shareholder Value Committee Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

          (i) Acting as a futures commission merchant, introducing broker, commodity trading adviser, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) Engaging in any type of business practice; or

          (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

     (d) No Shareholder Value Committee Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

     (e) No Shareholder Value Committee Nominee has been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, where the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; and

     (f) No Shareholder Value Committee Nominee has been found by a court of competent jurisdiction in a civil action or by the Commodities Futures Trading Commission to have violated any Federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

     Since the beginning of the Company's last fiscal year, none of the Shareholder Value Committee Nominees currently has or has had any relationship of the nature described in Item 404(b) of Regulation S-K, promulgated by the Securities and Exchange Commission under the Exchange Act. Specifically, since the beginning of the Company's last fiscal year, none of the Shareholder Value Committee Nominees has been an officer, director, partner or employee of, nor has either of them owned, directly or indirectly, beneficially or of record, more than 10% of the equity interest in, any of the following types of organizations:

     (a) Any organization that has made or proposes to make payments to the Company or any of its subsidiaries for property or services in excess of the amounts specified in such Item 404(b);

     (b) Any organization to which the Company or any of its subsidiaries was indebted, at the end of the Company's last full fiscal year, in excess of the amount specified in such Item 404(b);

     (c) Any organization to which the Company or any of its subsidiaries has made or proposes to make payments for property or services in excess of the amounts specified in such Item 404(b); or

     (d) Any organization that provided or proposes to provide legal services or investment banking services to the Company or any of its subsidiaries in excess of the amounts specified in such Item 404(b).

     No Shareholder Value Committee Nominee has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

                                                                      Appendix B
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, to the knowledge of the Shareholder Value Committee based on a review of the Company's proxy statement filed with the SEC on September 6, 2005, each person (other than directors, whose beneficial ownership is in the table on the following page, and the Shareholder Value Committee, whose beneficial ownership is in the table in Appendix A) reported to own beneficially more than 5% of the outstanding Common Stock:

                 Name and Address of                  Number of Shares of Common      Percent of Common Stock
                   Beneficial Owner                       Stock the Company              of the Company(1)
                                                          Beneficially Owned
----------------------------------------------------------------------------------------------------------------

Five Percent Shareholders:

ARCH Venture Fund IV, L.P.(2)                                          1,031,196                        13.3%
     8725 Higgins Road, Suite 290
     Chicago, IL 60631
Jan A. Jewell (3)                                                      1,628,855                        21.0%
Kern Capital Management, LLC (4)                                         540,200                         7.0%
     115 West 47th Street, Suite 1926
     New York, NY 10036

Named Executive Officers and Directors:

Michael K. Jewell (5)                                                  1,628,855                        21.0%
Keith Crandell (6)                                                     1,049,410                        13.5%


1. All percentages are based on the 7,759,821 shares of Common Stock outstanding as of March 31, 2006, as represented by the Company in its Quarterly Report on Form 10-Q filed with the SEC on April 13, 2006.


2. Consists of 1,004,754 shares held by ARCH Venture Fund IV, L.P. and 26,442 shares held by ARCH Entrepreneurs Fund, L.P. Excludes 13,797 shares and an option to purchase shares, 4,417 of which are exercisable within 60 days of August 15, 2005, held by Keith L. Crandell who is a managing director of ARCH Venture Partners IV, L.L.C., the general partner of ARCH Venture Fund IV, L.P. and ARCH Entrepreneurs Fund, L.P.


3. Includes shares held individually by and jointly with Michael K. Jewell, Ms. Jewell's spouse.


4. Information based solely on Form 13G filing. Robert E. Kern and David G. Kern are controlling members of Kern Capital Management, LLC and may be deemed the beneficial owner of the securities.


5. Includes shares held individually by and jointly with Jan A. Jewell, Mr. Jewell's spouse.

6. Includes shares described above in footnote (3) as well as 13,797 shares and an option to purchase shares, 4,417 of which are exercisable within 60 days of August 1, 2005, owned by Mr. Crandell. Mr. Crandell is a managing director in ARCH Venture Partners IV, L.L.C., which is the general partner of ARCH Venture Fund IV, L.P. and ARCH Entrepreneurs Fund, L.P. Mr. Crandell disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

7. Includes 193,765 shares issuable upon exercise of options exercisable within 60 days of August 15, 2005.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, to the knowledge of the Shareholder Value Committee based on a review of the Company's proxy statement filed with the SEC on September 6, 2005, information with respect to the beneficial ownership of shares of Common Stock by each of the Company's directors and executive officers and all directors and executive officers as a group:


                                    Number of            Percent of Common
                               Shares Beneficially             Stock
                               -------------------
Name                                Owned (1)            of the Company (2)
----                                -----                --------------

Michael K. Jewell(3)                1,628,855                  21.0%

Travis Roberts(4)                     38,840                    0.5%

Darin White(5)                        30,633                    0.4%

Dina Alhadeff(6)                      9,531                     0.1%

Lori Liddle(7)                       106,445                    1.4%

Allen McDowell                          *

Keith Crandell(8)                   1,049,410                  13.5%

Estelle DeMuesy                         *

Donald R. Hughes                        *

Tim McGarvey                            *

Jean Reynolds                           *

Ronald A. Weinstein(9)               128,478                    1.7%

All executive officers and          3,092,679                  39.9%
directors as a group (13
persons)(10)


*    Less than 1%

1. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after August 15, 2005. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

2. All percentages are based on the 7,759,821 shares of Common Stock outstanding as of March 31, 2006, as represented by the Company in its Quarterly Report on Form 10-Q filed with the SEC on April 13, 2006.

3. Includes shares held individually by and jointly with Jan A. Jewell, Mr. Jewell's spouse.

4. Includes 20,447 shares subject to options exercisable within 60 days of August 15, 2005.

5. Includes 15,547 shares subject to options exercisable within 60 days of August 15, 2005.

6. Includes 9,313 shares subject to options exercisable within 60 days of August 15, 2005.

7. Includes 104,304 shares subject to options exercisable within 60 days of August 15, 2005.

8. Includes shares described above in footnote (3) as well as 13,797 shares and an option to purchase shares, 4,417 of which are exercisable within 60 days of August 1, 2005, owned by Mr. Crandell. Mr. Crandell is a managing director in ARCH Venture Partners IV, L.L.C., which is the general partner of ARCH Venture Fund IV, L.P. and ARCH Entrepreneurs Fund, L.P. Mr.Crandell disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

9. Includes 39,737 shares subject to options exercisable within 60 days of August 15, 2005 and 88,741 shares held by the Weinstein Family Limited Partnership.

10. Includes 193,765 shares issuable upon exercise of options exercisable within 60 days of August 15, 2005.

                                                                      Appendix C

                     TRANSACTIONS IN CELEBRATE EXPRESS, INC.

     The following tables set forth information with respect to all purchases and sales of shares of Common Stock by the Spencer Capital Members and the These Capital Members and their associates, affiliates and the Shareholder Value Committee Nominees during the past two years (amounts in parentheses indicate a sale of shares):

                      Spencer Capital Opportunity Fund, LP

Common Stock                  Action                         Date
------------                  ------                         ----

298,200                       Purchase                       6/12/06
66,797                        Purchase                       6/13/06
82,317                        Purchase                       6/14/06
95,600                        Purchase                       6/15/06
75,197                        Purchase                       6/21/06
59,650                        Purchase                       6/23/06
30,264                        Purchase                       6/28/06
7,520                         Purchase                       7/05/06
3,450                         Purchase                       7/06/06

                 Spencer Capital Offshore Opportunity Fund, Ltd.

Common Stock                  Action                         Date
------------                  ------                         ----

201,800                       Purchase                       6/12/06
45,203                        Purchase                       6/13/06
55,683                        Purchase                       6/14/06
67,400                        Purchase                       6/15/06
50,803                        Purchase                       6/21/06
40,350                        Purchase                       6/23/06
20,463                        Purchase                       6/28/06

                                Thesis Capital LP

Common Stock                  Action                         Date
------------                  ------                         ----

1,300                         Purchase                       2/27/06
1,000                         Purchase                       2/28/06
100                           Purchase                       3/01/06
700                           Purchase                       3/08/06
400                           Purchase                       3/09/06
1,699                         Purchase                       3/15/06
1,300                         Purchase                       3/16/06
1,200                         Purchase                       3/17/06
3,600                         Purchase                       3/24/06
100                           Purchase                       3/28/06
100                           Purchase                       3/29/06
800                           Purchase                       3/31/06
500                           Purchase                       4/03/06
500                           Purchase                       4/04/06
(2,000)                       Sell                           4/13/06
(500)                         Sell                           4/17/06
(700)                         Sell                           4/19/06
100                           Purchase                       4/28/06
960                           Purchase                       5/19/06
(100)                         Sell                           5/24/06
200                           Purchase                       5/24/06
300                           Purchase                       5/25/05
100                           Purchase                       5/26/06
(200)                         Sell                           5/30/06
9,040                         Purchase                       6/09/06
14,949                        Purchase                       6/12/06
6,986                         Purchase                       6/13/06
6,638                         Purchase                       6/14/06
577                           Purchase                       6/16/06
885                           Purchase                       6/19/06
(154)                         Sell                           6/27/06
443                           Purchase                       6/27/06
135                           Purchase                       6/28/06
2,189                         Purchase                       8/03/06
603                           Purchase                       8/07/06
155                           Purchase                       8/08/06
103                           Purchase                       8/09/06

                       Thesis Capital Master Fund Limited

Common Stock                  Action                         Date
------------                  ------                         ----

7,100                         Purchase                       6/05/06
2,840                         Purchase                       6/06/06
1,200                         Purchase                       6/07/06
8,900                         Purchase                       6/08/06
66,760                        Purchase                       6/09/06
62,751                        Purchase                       6/12/06
24,514                        Purchase                       6/13/06
27,862                        Purchase                       6/14/06
2,423                         Purchase                       6/16/06
3,715                         Purchase                       6/19/06
1,857                         Purchase                       6/27/06
(646)                         Sell                           6/27/06

565                           Purchase                       6/28/06
3,900                         Purchase                       7/25/06
6,500                         Purchase                       7/26/06
10,511                        Purchase                       8/03/06
2,200                         Purchase                       8/04/06
2,897                         Purchase                       8/07/06
745                           Purchase                       8/08/06
497                           Purchase                       8/09/06
1,100                         Purchase                       8/10/06
2,500                         Purchase                       8/15/06

================================================================================
                                    IMPORTANT

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1. If your shares are registered in your own name, please sign, date and mail the enclosed WHITE proxy card to D.F. King & Co., Inc., in the postage-paid envelope provided today.

2. If you have previously signed and returned a proxy card to Celebrate Express, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Celebrate Express by signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2006 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2006 Annual Meeting to D.F. King & Co., Inc., or by voting in person at the 2006 Annual Meeting.

3. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE proxy card to be issued representing your shares.

4. After signing the enclosed WHITE proxy card, do not sign or return Celebrate Express' proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor:

                              D.F. King & Co., Inc.
                                 48 Wall Street
                               New York, NY 10005
                         Call Toll-Free: (800) 735-3591
             Banks and Brokerage Firms Call Collect: (212) 269-5550

================================================================================

                                                              Preliminary Copies
                             CELEBRATE EXPRESS, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE CELEBRATE EXPRESS SHAREHOLDER
       VALUE COMMITTEE, SPENCER CAPITAL MANAGEMENT, LLC, SPENCER CAPITAL OPPORTUNITY FUND, LP, SPENCER CAPITAL PARTNERS, LLC, SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD., SPENCER CAPITAL OFFSHORE PARTNERS,
    LLC, THESIS CAPITAL MANAGEMENT, LLC, THESIS CAPITAL, LP, THESIS CAPITAL
       MASTER FUND LIMITED, KENNETH H. SHUBIN STEIN, MD, CFA AND STEPHEN
           ROSEMAN, CFA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS.

     This proxy will be voted in accordance with your instructions specified below. If you do not give any specific instructions, this proxy will be voted FOR the election of the Shareholder Value Committee Nominees, Kenneth H. Shubin Stein, Stephen Roseman and Matthew C. Diamond. IN ADDITION, THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION FOR ANY SUBSTITUTE NOMINEES AS THE PROXIES MAY SELECT IF ANY NOMINEE NAMED BELOW IS UNABLE TO SERVE AND ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING THAT THE PROXIES WERE NOT AWARE OF A REASONABLE TIME BEFORE THE ANNUAL MEETING. The undersigned shareholder hereby acknowledges receipt of the Shareholder Value Committee Proxy Statement.

     The undersigned shareholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of the Company or by attending the Annual Meeting.

            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                              Preliminary Copies

     Please mark an "X" in the appropriate box below.

We recommend that you vote FOR Proposal 1 below.

1.   Election of Directors

     For our director nominees [ ]           Withhold for all
                                              nominees [ ]

     Dr. Kenneth H. Shubin Stein

     Stephen Roseman

     Matthew C. Diamond

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL BY WRITING THE NAME OF THE NOMINEE YOU DO NOT SUPPORT ON THE LINE BELOW.


-------------------------------

We recommend that you vote FOR Proposal 2 below.
                                             For     Against     Abstain

2.  Ratification of appointment of           [ ]       [ ]         [ ]
    Grant Thornton LLP as
    independent registered public
    accounting firm for the fiscal year
    ending May 31, 2007.


                  [Continued, and to be signed, on other side]

                                                              Preliminary Copies
[Continued from other side]

The undersigned hereby appoints Kenneth H. Shubin Stein and Stephen Roseman, or any combination of them, with full power of substitution, as proxies to vote, as indicated above, for and in the name of the undersigned all shares of Celebrate Express, Inc. that the undersigned is entitled to vote at the Annual Meeting scheduled to be held on October __, 2006 at ___________________________________,
at _________ local time, and at any adjournments or postponements of the meeting.

     This proxy card revokes all previously given by the undersigned.

     Please sign exactly as your name appears on this proxy card. All joint owners should sign. If you are signing in a fiduciary capacity or as a corporate officer, please also provide your full title.



Dated _____________, 2006



-------------------------------
Signature of shareholder



-------------------------------
Signature if held jointly



-------------------------------
Title, if applicable